Tax Matters	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Tax Matters
Tax Matters

A. Taxes on Income from Continuing Operations

The following table provides the components of Income from continuing operations before provision/(benefit) for taxes on income:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2017	2016	2015
United States	$(6,879)	$(8,534)	$(6,809)
International	19,184	16,886	15,773
Income from continuing operations before provision/(benefit) for taxes on income(a), (b)	$12,305	$8,351	$8,965

(a)
2017 v. 2016––The decrease in the domestic loss was primarily due to lower restructuring charges and certain acquisition-related costs, the non-recurrence of the 2016 impairment on the remeasurement of HIS net assets, lower certain asset impairments and lower certain legal matters, partially offset by higher net losses on early retirement of debt, and higher amortization of intangible assets. The increase in international income was primarily due to the non-recurrence of the 2016 impairment on the remeasurement of HIS net assets, lower restructuring charges and certain acquisition-related costs, and lower certain asset impairments.

(b)
2016 v. 2015––The increase in the domestic loss was primarily due to a charge related to the write-down of HIS net assets to fair value less estimated costs to sell, higher asset impairments, and higher restructuring charges and certain acquisition-related costs, partially offset by the inclusion of a full year of legacy U.S. Hospira operations as compared to four months of U.S. operations in 2015, and lower charges for legal matters. The increase in international income is primarily due to the non-recurrence of a foreign currency loss related to Venezuela partially offset by a charge related to the write-down of HIS net assets to fair value less estimated costs to sell, and higher restructuring charges and certain acquisition-related costs.

The following table provides the components of Provision/(benefit) for taxes on income based on the location of the taxing authorities:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2017	2016	2015
United States
Current income taxes:
Federal	$14,127	$342	$67
State and local	320	(52)	(8)
Deferred income taxes:
Federal	(25,964)	(419)	300
State and local	(268)	(106)	(36)
Total U.S. tax provision	(11,785)	(235)	323
International
Current income taxes	2,709	1,532	1,951
Deferred income taxes	28	(175)	(284)
Total international tax provision	2,737	1,358	1,667
Provision/(benefit) for taxes on income	$(9,049)	$1,123	$1,990

In the fourth quarter of 2017, we recorded an estimate of certain tax effects of the TCJA, including the impact on deferred tax assets and liabilities from the reduction in the corporate tax rate from 35% to 21%, the impact on valuation allowances and other state income tax considerations, the $15.2 billion repatriation tax liability on accumulated post-1986 foreign earnings for which we plan to elect payment over eight years through 2026 (with the first of eight installments due in April 2019) that is reported in Other taxes payable, and deferred taxes on basis differences expected to give rise to future taxes on global intangible low-taxed income. In addition, we had provided deferred tax liabilities in the past on foreign earnings that were not indefinitely reinvested. As a result of the TCJA, we reversed an estimate of the deferred taxes that are no longer expected to be needed due to the change to the territorial tax system. The estimated amounts recorded may change in the future due to uncertain tax positions. With respect to the aforementioned repatriation tax liability related to the TCJA repatriation tax, our obligations may vary as a result of changes in our uncertain tax positions and/or availability of attributes such as foreign tax and other credit carryforwards.
The TCJA subjects a U.S. shareholder to current tax on global intangible low-taxed income earned by certain foreign subsidiaries. The FASB Staff Q&A, Topic 740, No. 5, Accounting for Global Intangible Low-Taxed Income, states that we are permitted to make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as global intangible low-taxed income in future years or provide for the tax expense related to such income in the year the tax is incurred. We have elected to recognize deferred taxes for temporary differences expected to reverse as global intangible low-taxed income in future years. However, given the complexity of these provisions, we have not finalized our analysis. We were able to make a reasonable estimate of the deferred taxes on the temporary differences expected to reverse in the future and provided a provisional deferred tax liability of approximately $1 billion as of December 31, 2017. The provisional amount is based on the evaluation of certain temporary differences inside each of our foreign subsidiaries that are expected to reverse as global intangible low-taxed income. However, as we continue to evaluate the TCJA’s global intangible low-taxed income provisions during the measurement period, we may revise the methodology used for determining the deferred tax liability associated with such income.
We believe that we have made reasonable estimates with respect to each of the above items, however, all of the amounts recorded are provisional as we have not completed our analysis of the complex and far reaching effects of the TCJA. Further, we continue to consider our assertions on any remaining outside basis differences in our foreign subsidiaries as of December 31, 2017 and have not completed our analysis. Under guidance issued by the staff of the SEC, we expect to finalize our accounting related to the tax effects of the TCJA on deferred taxes, valuation allowances, state tax considerations, the repatriation tax liability, global intangible low-taxed income, and any remaining outside basis differences in our foreign subsidiaries during 2018 as we complete our analysis, computations and assertions. It is possible that others, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts. We will revise these estimates during 2018 as we gather additional information to complete our tax returns and as any interpretation or clarification of the TCJA occurs through legislation, U.S. Treasury actions or other means.
In 2017, the Provision/(benefit) for taxes on income was impacted by the following:

•	estimated U.S. net tax benefits of $10.7 billion associated with the enactment of the TCJA (see discussion above), primarily reflecting:

◦	$22.8 billion tax benefit associated with the remeasurement of U.S. deferred tax liabilities on unremitted earnings of foreign subsidiaries (see Note 5C);

◦	$1.6 billion tax benefit associated with the remeasurement of other U.S. deferred tax liabilities, primarily associated with intangibles (see Note 5C);

◦	$12.9 billion tax expense related to the repatriation tax on deemed repatriated accumulated pre-2017 post-1986 earnings of foreign subsidiaries;

◦	$1.0 billion tax expense related to future taxes on global intangible low-taxed income (see Note 5C); and

◦	approximately $100 million tax benefit primarily associated with certain tax initiatives;

•	U.S. tax expense of approximately $1.3 billion related to the repatriation tax on deemed repatriated current year earnings of foreign subsidiaries;

•	tax benefit of approximately $370 million related to net losses on early retirement of debt;

•
tax benefits of approximately $150 million representing tax and interest resulting from the resolution of certain tax positions pertaining to prior years primarily with various foreign tax authorities, and the expiration of certain statutes of limitations; and

•	the non-deductibility of a $307 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.
In 2016, the Provision/(benefit) for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $1.1 billion as a result of providing U.S. deferred income taxes on certain funds earned outside the U.S. that will not be indefinitely reinvested overseas, virtually all of which were earned in 2016 (see Note 5C);

•
tax benefits of approximately $460 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years, primarily with various foreign tax authorities, and from the expiration of certain statutes of limitations;

•
benefits related to the final resolution of an agreement in principle reached in February 2016 and finalized in April 2016 to resolve certain claims related to Protonix, which resulted in the receipt of information that raised our initial assessment in 2015 of the likelihood of prevailing on the technical merits of our tax position;

•
net tax benefits of $89 million, related to the adoption of a new accounting standard in the fourth quarter of 2016, as of January 1, 2016, requiring excess tax benefits or deficiencies of share-based compensation to be recognized as a component of the Provision/(benefit) for taxes on income (see Notes to Consolidated Financial Statements––Note 1B. Basis of Presentation and Significant Accounting Policies: Adoption of New Accounting Standards in Pfizer’s 2016 Financial Report);

•	the non-deductibility of a $312 million fee payable to the federal government as a result of the U.S. Healthcare Legislation; and

•	the permanent extension of the U.S. R&D tax credit, which was signed into law in December 2015.
In 2015, the Provision/(benefit) for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain funds earned outside the U.S. that will not be indefinitely reinvested overseas, virtually all of which were earned in 2015 (see Note 5C);

•
tax benefits of approximately $360 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years, primarily with various foreign tax authorities, and from the expiration of certain statutes of limitations;

•	the permanent extension of the U.S. R&D tax credit, which was signed into law in December 2015, as well as tax benefits associated with certain tax initiatives;

•	the non-deductibility of a foreign currency loss related to Venezuela;

•	the non-deductibility of a charge for the agreement in principle reached in February 2016 to resolve claims relating to Protonix; and

•	the non-deductibility of a $251 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.
In all years, federal, state and international net tax liabilities assumed or established as part of a business acquisition are not included in Provision/(benefit) for taxes on income (see Note 2A).

B. Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate for Income from continuing operations follows:
	Year Ended December 31,
	2017	2016	2015
U.S. statutory income tax rate	35.0%	35.0%	35.0%
TCJA impact(a)	(86.6)	—	—
Taxation of non-U.S. operations (b), (c), (d)	(17.0)	(13.8)	(9.6)
Tax settlements and resolution of certain tax positions(e)	(1.2)	(5.5)	(4.0)
U.S. Healthcare Legislation(e)	0.9	1.3	0.9
U.S. R&D tax credit and manufacturing deduction(e)	(0.7)	(1.0)	(1.0)
Certain legal settlements and charges(e)	0.1	(2.9)	3.1
All other, net(f)	(3.9)	0.3	(2.1)
Effective tax rate for income from continuing operations	(73.5)%	13.4%	22.2%

(a)	For a discussion about the enactment of the TCJA, see Note 5A.

(b)
For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside the U.S., together with the cost of repatriation decisions, which includes the repatriation tax on deemed repatriated current year earnings of foreign subsidiaries discussed in Note 5A, as well as changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions”. Specifically: (i) the jurisdictional location of earnings is a significant component of our effective tax rate each year as tax rates outside the U.S. are generally lower than the U.S. statutory income tax rate, and the rate impact of this component is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings; (ii) the cost of repatriation decisions, and other U.S. tax implications of our foreign operations, is a significant component of our effective tax rate each year and generally offsets some of the reduction to our effective tax rate each year resulting from the jurisdictional location of earnings; and (iii) the impact of changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions” is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions, as a result of operating fluctuations in the normal course of business and as a result of the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on strategic business decisions. See also Note 5A for the components of pre-tax income and Provision/(benefit) for taxes on income, which is based on the location of the taxing authorities, and for information about settlements and other items impacting Provision/(benefit) for taxes on income.

(c)
In all periods presented, the reduction in our effective tax rate resulting from the jurisdictional location of earnings is largely due to generally lower tax rates, as well as manufacturing and other incentives associated with our subsidiaries in Puerto Rico and Singapore. 2015 and 2016 also include incentives in Costa Rica and the Dominican Republic related to the Hospira infusion systems business, which was sold to ICU Medical in February 2017. We benefit from a Puerto Rican incentive grant that expires in 2029. Under the grant, we are partially exempt from income, property and municipal taxes. In Singapore, we benefit from incentive tax rates effective through 2031 on income from manufacturing and other operations.

(d)
The favorable rate impact in 2017 also reflects lower repatriation costs associated with estimated current year income of our foreign subsidiaries. The favorable rate impact in 2016 also includes the non-recurrence of the non-deductibility of a foreign currency loss related to Venezuela. The rate impact in 2015 also includes the non-deductibility of a foreign currency loss related to Venezuela.

(e)
For a discussion about tax settlements and resolution of certain tax positions, the impact of U.S. Healthcare Legislation, the U.S. R&D tax credit and manufacturing deduction and the impact of certain legal settlements and charges, see Note 5A.

(f)	All other, net in 2017 and 2015 primarily relates to tax benefits associated with certain tax initiatives in the normal course of business.

C. Deferred Taxes

Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts.

The components of our deferred tax assets and liabilities, shown before jurisdictional netting, follow:
	2017 Deferred Tax*		2016 Deferred Tax
(MILLIONS OF DOLLARS)	Assets	(Liabilities)	Assets	(Liabilities)
Prepaid/deferred items	$1,588	$(132)	$2,180	$(68)
Inventories	224	(3)	366	(47)
Intangible assets(a)	685	(9,269)	1,139	(15,172)
Property, plant and equipment	123	(755)	92	(982)
Employee benefits	2,219	(109)	3,356	(74)
Restructurings and other charges	226	(8)	458	(2)
Legal and product liability reserves	459	—	650	—
Net operating loss/tax credit carryforwards(b)	4,502	—	2,957	—
Unremitted earnings(a), (c)	—	(1,067)	—	(23,108)
State and local tax adjustments	218	—	301	—
All other	488	(424)	306	(503)
	10,732	(11,767)	11,806	(39,956)
Valuation allowances	(2,203)	—	(1,949)	—
Total deferred taxes	$8,529	$(11,767)	$9,857	$(39,956)
Net deferred tax liability(d)		$(3,238)		$(30,099)

*	2017 reflects the estimated remeasurement of U.S. deferred tax assets and liabilities as the result of the enactment of the TCJA. For additional information, see Note 5A.

(a)
The decrease in 2017 is primarily the result of the enactment of the TCJA, which includes the remeasurement of deferred tax liabilities primarily associated with intangible assets and unremitted earnings of foreign subsidiaries as well as amortization on intangible assets. For additional information, see Note 5A.

(b)
The amounts in 2017 and 2016 are reduced for unrecognized tax benefits of $3.4 billion and $3.0 billion, respectively, where we have net operating loss carryforwards, similar tax losses, and/or tax credit carryforwards that are available, under the tax law of the applicable jurisdiction, to settle any additional income taxes that would result from the disallowance of a tax position.

(c)
The amount in 2017 primarily includes a provisional estimate on temporary differences associated with global intangible low-taxed income primarily related to basis differentials on intangibles. For additional information, see Note 5A.

(d)
In 2017, Noncurrent deferred tax assets and other noncurrent tax assets ($0.7 billion), and Noncurrent deferred tax liabilities ($3.9 billion). In 2016, Noncurrent deferred tax assets and other noncurrent tax assets ($654 million), and Noncurrent deferred tax liabilities ($30.8 billion).

We have carryforwards, primarily related to foreign tax credits, net operating and capital losses and charitable contributions, which are available to reduce future U.S. federal and state, as well as international, income taxes payable with either an indefinite life or expiring at various times from 2018 to 2037. Certain of our U.S. net operating losses are subject to limitations under IRC Section 382.

Valuation allowances are provided when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies, that would be implemented, if necessary, to realize the deferred tax assets.

We have not completed our analysis of the TCJA on our prior assertion of indefinitely reinvested earnings. Accordingly, we continue to evaluate our assertion with respect to our accumulated foreign earnings subject to the deemed repatriation tax and we also continue to evaluate the amount of earnings that are indefinitely reinvested. Additionally, we continue to evaluate our assertions on any remaining outside basis differences in our foreign subsidiaries as of December 31, 2017 as we have not finalized our analysis of the effects of all of the new provisions in the TCJA. As of December 31, 2017, it is not practicable to estimate the additional deferred tax liability that would be recorded if the earnings subject to the deemed repatriation tax and any remaining outside basis differences as of December 31, 2017 are not indefinitely reinvested. In accordance with the authoritative guidance issued by the SEC Staff Accounting Bulletin 118, we expect to complete our analysis within the measurement period.

D. Tax Contingencies

We are subject to income tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. All of our tax positions are subject to audit by the local taxing authorities in each tax jurisdiction. These tax audits can involve complex issues, interpretations and judgments and the resolution of matters may span multiple years, particularly if subject to negotiation or litigation. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution.

For a description of our accounting policies associated with accounting for income tax contingencies, see Note 1O. For a description of the risks associated with estimates and assumptions, see Note 1C.
Uncertain Tax Positions

As tax law is complex and often subject to varied interpretations, it is uncertain whether some of our tax positions will be sustained upon audit. As of December 31, 2017 and 2016, we had approximately $5.4 billion and $4.6 billion, respectively, in net unrecognized tax benefits, excluding associated interest.

•
Tax assets associated with uncertain tax positions primarily represent our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction. These potential benefits generally result from cooperative efforts among taxing authorities, as required by tax treaties to minimize double taxation, commonly referred to as the competent authority process. The recoverability of these assets, which we believe to be more likely than not, is dependent upon the actual payment of taxes in one tax jurisdiction and, in some cases, the successful petition for recovery in another tax jurisdiction. As of December 31, 2017 and 2016, we had approximately $1.2 billion, in each year, in assets associated with uncertain tax positions. In 2017, these amounts were included in Noncurrent deferred tax assets and other noncurrent tax assets ($1.0 billion) and Noncurrent deferred tax liabilities ($118 million). In 2016, these amounts were included in Noncurrent deferred tax assets and other noncurrent tax assets ($1.0 billion) and Noncurrent deferred tax liabilities ($201 million).

•
Tax liabilities associated with uncertain tax positions represent unrecognized tax benefits, which arise when the estimated benefit recorded in our financial statements differs from the amounts taken or expected to be taken in a tax return because of the uncertainties described above. These unrecognized tax benefits relate primarily to issues common among multinational corporations. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate.

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:
(MILLIONS OF DOLLARS)	2017	2016	2015
Balance, beginning	$(5,826)	$(5,919)	$(6,182)
Acquisitions(a)	10	(83)	(110)
Increases based on tax positions taken during a prior period(b)	(49)	(11)	(31)
Decreases based on tax positions taken during a prior period(b), (c)	28	409	496
Decreases based on settlements for a prior period(d)	35	126	64
Increases based on tax positions taken during the current period(b)	(753)	(489)	(675)
Impact of foreign exchange	(121)	(5)	319
Other, net(b), (e)	118	146	199
Balance, ending(f)	$(6,558)	$(5,826)	$(5,919)

(a)	For 2017 and 2016, primarily related to the acquisitions of Medivation and Anacor. For 2015, primarily related to the acquisition of Hospira. See also Note 2A.

(b)	Primarily included in Provision/(benefit) for taxes on income.

(c)	Primarily related to effectively settling certain tax positions primarily with foreign tax authorities. See also Note 5A.

(d)	Primarily related to cash payments and reductions of tax attributes.

(e)	Primarily related to decreases as a result of a lapse of applicable statutes of limitations.

(f)
In 2017, included in Income taxes payable ($1 million), Noncurrent deferred tax assets and other noncurrent tax assets ($123 million), Noncurrent deferred tax liabilities ($3.3 billion) and Other taxes payable ($3.2 billion). In 2016, included in Income taxes payable ($14 million), Current tax assets ($17 million), Noncurrent deferred tax assets and other noncurrent tax assets ($184 million), Noncurrent deferred tax liabilities ($2.8 billion) and Other taxes payable ($2.8 billion).

•
Interest related to our unrecognized tax benefits is recorded in accordance with the laws of each jurisdiction and is recorded primarily in Provision/(benefit) for taxes on income in our consolidated statements of income. In 2017, we recorded a net increase in interest of $208 million. In 2016, we recorded a net increase in interest of $72 million; and in 2015, we recorded a net increase in interest of $71 million. Gross accrued interest totaled $975 million as of December 31, 2017 (reflecting a decrease of approximately $4 million as a result of cash payments) and gross accrued interest totaled $771 million as of December 31, 2016 (reflecting a decrease of approximately $18 million as a result of cash payments). In 2017, this amount was included in Other taxes payable ($975 million). In 2016, these amounts were included in Income taxes payable ($4 million), Current tax assets ($13 million) and Other taxes payable ($754 million). Accrued penalties are not significant. See also Note 5A.

Status of Tax Audits and Potential Impact on Accruals for Uncertain Tax Positions

The U.S. is one of our major tax jurisdictions, and we are regularly audited by the IRS:

•
With respect to Pfizer, the IRS has issued a Revenue Agent’s Report (RAR) for tax years 2009-2010. We are not in agreement with the RAR and are currently appealing certain disputed issues. Tax years 2011-2013 are currently under audit. Tax years 2014-2017 are open, but not under audit. All other tax years are closed.

•
With respect to Hospira, the federal income tax audit of tax years 2012-2013 was effectively settled in the third quarter of 2017. The IRS is currently auditing tax year 2014 through short-year 2015. All other tax years are closed. The tax years under audit for Hospira are not considered material to Pfizer.

•	With respect to Anacor and Medivation, the open tax years are not considered material to Pfizer.

In addition to the open audit years in the U.S., we have open audit years in other major tax jurisdictions, such as Canada (2010-2017), Japan (2015-2017), Europe (2011-2017, primarily reflecting Ireland, the United Kingdom, France, Italy, Spain and Germany), Latin America (1998-2017, primarily reflecting Brazil) and Puerto Rico (2010-2017).
Any settlements or statutes of limitations expirations could result in a significant decrease in our uncertain tax positions. We estimate that it is reasonably possible that within the next 12 months, our gross unrecognized tax benefits, exclusive of interest, could decrease by as much as $150 million, as a result of settlements with taxing authorities or the expiration of the statutes of limitations. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible changes related to our uncertain tax positions, and such changes could be significant.

E. Tax Provision/(Benefit) on Other Comprehensive Income/(Loss)

The following table provides the components of the Tax provision/(benefit) on other comprehensive income/(loss):
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2017	2016	2015
Foreign currency translation adjustments, net(a)	$(215)	$(15)	$90
Unrealized holding gains/(losses) on derivative financial instruments, net	72	(75)	(173)
Reclassification adjustments for (gains)/losses included in net income	(224)	158	104
	(152)	83	(69)
Unrealized holding gains/(losses) on available-for-sale securities, net	102	49	(104)
Reclassification adjustments for (gains)/losses included in net income	(60)	(15)	59
	42	34	(45)
Benefit plans: actuarial losses, net	(59)	(535)	(23)
Reclassification adjustments related to amortization	192	186	183
Reclassification adjustments related to settlements, net	42	45	237
Other	(39)	36	66
	137	(269)	462
Benefit plans: prior service (costs)/credits and other, net	—	67	160
Reclassification adjustments related to amortization	(67)	(64)	(59)
Reclassification adjustments related to curtailments, net	(7)	(10)	(12)
Other	—	(1)	—
	(74)	(7)	89
Tax provision/(benefit) on other comprehensive income/(loss)	$(262)	$(174)	$528

(a)	Taxes are not provided for foreign currency translation adjustments relating to investments in international subsidiaries that will be held indefinitely.